97TGU

                         SUPPLEMENT TO THE PROSPECTUS
                      OF FRANKLIN GLOBAL UTILITIES FUND
                                  (the Fund)
             Dated September 1, 1995, as amended January 10, 1996
                        as supplemented March 1, 1996

Shareholders of Templeton Global Utilities, Inc. (TGU), a diversified closed-end management investment company, approved the transfer of assets and certain liabilities of TGU in exchange for Class I shares of the Fund (Class I shares).

Under the terms of the transaction, all TGU shareholders of record as of the effective date will be entitled to receive full and fractional Class I shares equal in net asset value, as of the close of business on the effective date, to the net asset value of their TGU shares. The acquisition of Class I shares represents a tax-free transaction for TGU shareholders. It is expected that the effective date of the transaction will be on or about March 29, 1996.

If any Class I shares acquired as a result of the transaction are redeemed or exchanged within six months, the redemption proceeds will be subject to a 1% redemption fee. The redemption fee will be retained by the Fund. The level and duration of the redemption fee may be reduced or waived at any time at the discretion of the Fund.